EXHIBIT 32.2

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Case Financial, Inc., (the "Company") on Form 10-KSB for the period ending September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Eric A. Alden, the principal accounting officer of the Company, certifies, pursuant to 18 U.S.C. (S) 1350, as adopted pursuant to (S) 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of section 13a-14(b) or 15d-14(b) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 29, 2004

                                       /s/ Eric A. Alden
                                       -----------------------------------------
                                       Eric A. Alden
                                       Principal Accounting Officer